Exhibit 99.1

November 5, 2002

United States Securities and Exchange Commission
Division of Corporation Finance
450 Fifth Street, N.W.
Washington, D.C. 20549

Dear Sir or Madam:

We have read Item 4 of Form 8-K dated November 5, 2002, of MaxxZone.com, Inc. and are in agreement with the statements contained in the second, third and fourth paragraphs on page two therein. We have no basis to agree or disagree with other statements of the registrant contained therein.

If you have any questions or need additional information, please call me at 702-433-7075.

Sincerely,
Chavez & Koch, CPA's, Ltd.

/s/ Tim Koch
Tim Koch, CPA
Shareholder